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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported):  MAY 16, 1996

                         TUCKER DRILLING COMPANY, INC.
             (Exact name of registrant as specified in its charter)

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

  DELAWARE                0-7984               75-1462136
(State or other        (Commission         (I.R.S. Employer
jurisdiction of        File Number)       Identification No.)
incorporation)
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                                 P.O. BOX 1876
                             101 PETROLEUM BUILDING
                            SAN ANGELO, TEXAS 76902
                    (Address of principal executive offices)

                                 (915) 655-6773
                        (Registrant's telephone number,
                              including area code)


                                   NO CHANGE
         (Former name or former address, if changed since last report.)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   OTHER EVENTS.

     On May 16, 1996, the Registrant, Patterson Energy, Inc., a Delaware corporation ("Parent"), and Patterson Drilling Company, a Delaware corporation and wholly-owned subsidiary of Parent ("Sub"), executed the Amendment to Agreement and Plan of Merger (the "Amendment") which effectively amended certain provisions of the Agreement and Plan of Merger (the "Agreement") dated April 22, 1996, among the Registrant, Parent and Sub.

     The Amendment contains the following revisions:

     . Section 6.7 of the Agreement is amended by deleting the first sentence thereof and substituting the following sentence therefor:

               "No later than the Effective Time, each option to purchase shares of Company Common Stock (a "Company Stock Option") which is outstanding immediately prior to the Effective Time pursuant to the Company's stock option plans in effect on the date of this Agreement (the "Company Stock Plans") shall represent at the Effective Time an option to purchase the number of shares of Parent Common Stock (a "Substituted Option") (decreased to the nearest full share) determined by multiplying (i) the number of shares of Company Common Stock subject to such Company Stock Option immediately prior to the Effective Time by (ii) the Exchange Ratio, at an exercise price per share of Parent Common Stock (rounded down to the nearest whole cent) equal to the exercise price per share of Company Common Stock immediately prior to the Effective Time divided by the Exchange Ratio."

     . Section 6.11 is amended by adding to the first sentence after "(the "Supplemental Retirement Plan")" the following: ", the severance payment agreements of the Company set forth in Section 3.11 of the
          Company Disclosure Schedule...."

     . Section 7.1(f) is amended by deleting "May 15, 1996" appearing in the second line thereof and substituting "May 20, 1996" therefor.

     . The forms of Stock Option Assumption Agreement attached to the Agreement as Exhibit 11(A) and (B) are deleted in their entirety and replaced with the forms of Stock Option Assumption Agreement attached hereto as Exhibit 11(A) and (B).

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (A)  EXHIBITS

          99.1 Amendment to Agreement and Plan of Merger, dated May 16, 1996, among Patterson Energy, Inc., Patterson Drilling Company and Tucker Drilling Company, Inc.

                                      -2-
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TUCKER DRILLING COMPANY, INC.
                                              (Registrant)



Date:  June 13, 1996          By:      /s/ Charles B. Middlekauf
                                 -------------------------------------
                                 Charles B. Middlekauf
                                 Executive Vice President
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                                 EXHIBIT INDEX


Exhibit No.    Exhibit Description                                   Page
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     99.1      Amendment to Agreement and Plan of Merger               5
               dated May 16, 1996, among Patterson Energy, Inc.,
               Patterson Drilling Company and Tucker Drilling
               Company, Inc.